Exhibit 99.1

Press Release

Ikanos Communications Announces Filing of Registration Statement for Rights

Offering to Stockholders

FREMONT, Calif., Oct. 20, 2014 — Ikanos Communications, Inc. (NASDAQ: IKAN), a provider of broadband semiconductor and software products for the connected home, today announced that it has filed with the Securities and Exchange Commission (the SEC) a Registration Statement on Form S-1 for a rights offering (the Rights Offering). In the Rights Offering, stockholders of record at 5:00 p.m. Eastern Time on September 26, 2014 (the Record Date), will receive one non-transferrable subscription right for each whole share of common stock owned on the Record Date. Each subscription right will entitle the holder to purchase 1.459707 shares of the company’s common stock (the Basic Subscription Right), at a subscription price of $0.41 per share (the Subscription Price). The Subscription Price is the same price at which the company sold shares in the Private Placement described below.

As previously announced, on September 29, 2014, a group of investors affiliated with Tallwood Venture Capital (the Tallwood Group), our largest investor, and Alcatel-Lucent Participations purchased from us in a private placement an aggregate of 39,634,144 shares of common stock at a per-share purchase price equal to the Subscription Price, resulting in gross proceeds to us of approximately $16.25 million (the Private Placement).

If a stockholder of record on the Record Date exercises its Basic Subscription Rights in full, and other stockholders do not fully exercise their Basic Subscription Rights, those stockholders will be entitled to an over-subscription privilege to purchase a portion of the unsubscribed shares at the Subscription Price, subject to proration (the Over-Subscription Privilege). The Rights Offering has been structured so that each stockholder on the Record Date will, subject to the Over-Subscription Privilege and if it exercises its Basic Subscription Rights in full, maintain its relative percentage ownership of our company as compared to the pre-Private Placement ownership of the Tallwood Group.

For purposes of eligibility for the Over-Subscription Privilege, the shares purchased by the Tallwood Group in the Private Placement will be credited to the Tallwood Group. In addition, the Tallwood Group has indicated that it intends to purchase $11.25 million, or 27,439,023 shares, of our common stock pursuant to exercise of its Basic Subscription Rights and in fulfillment of its obligations under a standby purchase agreement with the company. If it does so, the Tallwood Group will therefore be eligible for the Over-Subscription Privilege.

We have filed a preliminary proxy statement with the SEC for a special meeting of our stockholders to, among other things, solicit stockholder approval of an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock (the Share Increase) from 200,000,000 to 425,000,000 prior to commencement of the Rights Offering in order to issue 144,925,083 shares of our common stock in the Rights Offering. Holders of 51.3% of our outstanding shares of common stock, including the Tallwood Group, have agreed to vote in favor of the Share Increase.

Ikanos intends to use the net proceeds from the Rights Offering for working capital and general corporate purposes.

The rights offering will be made only by means of a prospectus anticipated to be filed with the Securities and Exchange Commission (“SEC”) as part of a registration statement. A registration statement relating to the rights offering has been filed with the SEC but has not yet become effective. The securities may not be sold, nor may any offer to buy be accepted prior to the time the registration statement becomes effective. This press release and the foregoing description shall not constitute an offer to sell or solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 (the “Securities Act”) or pursuant to an exemption from the registration requirements thereof.

This communication is not a solicitation of a proxy from any stockholder or investor. The company has filed a preliminary proxy statement with the SEC and intends to deliver to its stockholders a proxy statement in connection with the Share Increase. The company and its directors and executive officers may be deemed to be participants in the solicitation of proxies. Information regarding the company’s directors and executive officers may be found in the definitive proxy statement for the company’s 2014 Annual Meeting of Stockholders filed April 23, 2014. Directors and executive officers of the company may solicit proxies for the stockholders meeting and will not be compensated separately for such services, but may be reimbursed for their reasonably incurred expenses. The company may also hire and pay a firm to solicit proxies in connection with the proposals to be acted upon at the stockholder meeting. The proxy statement will contain important information about the company and related matters, including information regarding persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies, and the current security holdings of the company’s directors and executive officers. Stockholders are urged to read the proxy statement carefully when it becomes available. The written materials described above, including the proxy statement and the interests of participants in the proxy solicitation pursuant to the proxy statement, and other documents filed by the company with the SEC, will be available free of charge at www.sec.gov. Free copies of these documents may also be obtained by directing a written request to: Corporate Secretary, Ikanos Communications, Inc., 47669 Fremont Boulevard, Fremont, California 94538.

About Ikanos Communications, Inc.

Ikanos Communications, Inc. (NASDAQ: IKAN) is a leading provider of advanced broadband semiconductor and software products for the connected home. The company’s broadband DSL, communications processors and other offerings power access infrastructure and customer premises equipment for many of the world’s leading network equipment manufacturers and telecommunications service providers. For more information, visit www.ikanos.com.

© 2014 Ikanos Communications, Inc. All Rights Reserved. Ikanos Communications, Ikanos and the Ikanos logo, the Bandwidth without boundaries tagline, Fusiv, inSIGHT, Neos, Ikanos Velocity, and Ikanos NodeScale are among the trademarks or registered trademarks of Ikanos Communications. All other trademarks mentioned herein are properties of their respective holders.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Some of the statements included in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on these statements. These forward-looking statements may be identified by the words “expect,” “intend,” “plan,” “believe,” “anticipate,” “estimate,” and similar expressions, and include statements regarding the anticipated rights offering and the structure thereof, the anticipated use of proceeds from the rights offering, any additional investment by the Tallwood Group, and the Share Increase.

Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to, the following: stockholder participation in the rights offering; obtaining the necessary stockholder approval to increase our authorized common stock; and our ability to successfully complete the rights offering. For a more detailed discussion of how these and other risks and uncertainties could cause our actual results to differ materially from those indicated in our forward-looking statements, see our reports filed with SEC (available at www.sec.gov), including our Quarterly Report on Form 10-Q for the quarter ended June 29, 2014 filed on August 8, 2014.

Investor Relations Contact:

Todd Kehrli

MKR Group Inc.

323-468-2300

ikan@mkr-group.com

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